UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-09651 and 811-09735

Name of Fund:  BlackRock Focus Growth Fund, Inc. and Master Focus Growth LLC

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Focus Growth Fund, Inc. and Master         Focus Growth LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 08/31/2015

Date of reporting period: 02/28/2015

Item 1	–	Report to Stockholders

2

FEBRUARY 28, 2015

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Focus Growth Fund, Inc.

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select “Access Your Account”

3. Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

2	BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2015

The Markets in Review

Dear Shareholder,

Market volatility, while remaining below the long-term average level, increased over the course of 2014 and into 2015, driven largely by higher valuations in risk assets (such as equities and high yield bonds), geopolitical risks, uneven global economic growth and uncertainty around policy moves from the world’s largest central banks. As the U.S. Federal Reserve (the “Fed”) gradually reduced its bond buying program (which ultimately ended in October 2014), U.S. interest rates surprisingly trended lower during the period.

The first half of 2014 was generally a strong period for most asset classes; however, volatility ticked up in the summer as geopolitical tensions intensified in Ukraine and the Middle East and investors feared that better U.S. economic indicators may compel the Fed to increase short-term interest rates sooner than previously anticipated. Global credit markets tightened as the U.S. dollar strengthened versus other currencies, ultimately putting a strain on investor flows, and financial markets broadly weakened in the third quarter.

Several themes dominated the markets in the fourth quarter that resulted in the strong performance of U.S. markets versus other areas of the world. Economic growth strengthened considerably in the United States while the broader global economy showed signs of slowing. The European Central Bank and the Bank of Japan took aggressive measures to stimulate growth while the Fed moved toward tighter policy, causing further strengthening in the U.S. dollar. Fixed income investors piled into U.S. Treasuries where yields remained persistently low, but were comparatively higher than yields on international sovereign debt, while equity investors favored the relative stability of U.S.-based companies amid rising global risks.

Oil prices, which had been gradually declining since mid-summer, plummeted in the fourth quarter due to a global supply-and-demand imbalance. Energy-related assets sold off sharply and emerging markets struggled as many of those economies rely heavily on oil exports. Conversely, the consumer sectors benefited from lower oil prices as savings at the gas pumps freed up discretionary income for other goods and services.

These trends shifted in early 2015. U.S. equities underperformed international markets given high valuations and the anticipation of a rate hike from the Fed. Oil prices showed signs of stabilizing as suppliers became more disciplined in their exploration and production efforts. Markets in Europe and Japan rebounded, driven largely by central bank policy accommodation and improving economic data.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of February 28, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	6.12%	15.51%
U.S. small cap equities (Russell 2000® Index)	5.70	5.63
International equities (MSCI Europe, Australasia, Far East Index)	(1.26)	(0.03)
Emerging market equities (MSCI Emerging Markets Index)	(8.30)	5.01
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.03
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	4.14	8.66
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	2.25	5.05
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.17	6.47
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(0.08)	2.81

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of February 28, 2015

Investment Objective

BlackRock Focus Growth Fund, Inc.’s (the “Fund”) investment objective is long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended February 28, 2015, through its investment in Master Focus Growth LLC (the “Master LLC”), the Fund outperformed its benchmark, the Russell 1000® Growth Index.

What factors influenced performance?

•

At the sector level, the Master LLC’s positioning in the information technology (“IT”) and health care sectors contributed positively to results. In IT, the Master LLC showed notable strength in the IT services and internet software & services industries, and within health care, pharmaceutical industry positions added to performance. The Master LLC also benefited from limited exposure to the energy sector, especially the energy equipment & services industry.

•

At the stock level, the Master LLC’s health care holdings Valeant Pharmaceuticals International, Inc. and United Therapeutics Corp. were the largest individual contributors. Valeant Pharmaceuticals International’s shares gained early in the reporting period as the controversy surrounding its bid for Allergan, Inc. ended with news Allergan would be acquired by Actavis PLC. More recently, the company’s shares responded favorably to its plan to acquire Salix Pharmaceuticals Ltd., establishing its presence in the gastrointestinal therapeutics market. United Therapeutics’ stock price climbed after receiving a favorable ruling in its patent infringement lawsuit against competitor Sandoz. Greater appreciation for the potential of the company’s oral version of Remodulin may also have lent support to the stock price.

•

Additional individual contributors included Yahoo!, Inc. and Visa, Inc. Yahoo! benefited from its position in Alibaba Group Holding Ltd., which held its initial public offering in September 2014, as well as from early signs of a turnaround in its core business. Visa outperformed as its quarterly financial results and outlook for 2015 both came in better- than-expected. Holdings in AbbVie, Inc. and lululemon athletica, inc. also contributed to positive performance, as did the Master LLC’s lack of holdings in International Business Machines Corp.

•

Conversely, at the sector level, the Master LLC’s positioning in the consumer discretionary and industrials sectors was the prime detractor from performance. Internet & catalog retail and hotels, restaurants & leisure holdings had a substantial negative impact within consumer discretionary. Within industrials, aerospace & defense constrained relative performance.

•

The largest detractor at the individual stock level was casinos & gaming company Wynn Resorts Ltd. Shares of Wynn Resorts underperformed as China’s anti-corruption campaign intensified, causing gaming revenues in Macau to fall below expectations and, in turn, leading to negative earnings revisions for the company. Given the lack of visibility into the Chinese government’s intentions for Macau, the Master LLC is reevaluating its investment thesis with respect to Wynn Resorts.

•

Positions in online travel company TripAdvisor, Inc. and industrials firm Precision Castparts Corp. also hurt relative returns. TripAdvisor underperformed due to disappointing earnings and a perceived lack of progress on its direct booking initiative. Additionally, investors worried about negative foreign exchange impact, as well as what a stronger dollar might mean for cross-border travel and the company’s future guidance. The Master LLC maintained its position in TripAdvisor based on the continued belief in the long-term attractiveness of its business model, the value of its reviews product, and the monetization potential of its extensive travel traffic base. Precision Castparts underperformed as the company fell short of investor expectations in three of its last four quarterly earnings announcements. Additionally, concerns have arisen over the prospect of longer product cycles going forward for aerospace suppliers generally, reversing several years of expanding industry backlogs and limiting further multiple expansion.

•

Baidu, Inc., China’s largest internet search company, was an additional detractor. The company reported strong revenue growth, but the stock underperformed following its forecast of lower-than-expected revenue growth for the first quarter of 2015, as well as higher spending for the year. The Master LLC sees the shortfall relative to expectations as temporary due mainly to the company’s strength in mobile.

Describe recent portfolio activity.

•

Due to a combination of trading activity and market movements during the reporting period, the Master LLC’s weighting in the IT sector increased, most notably in IT services. The allocation to consumer staples increased as well, mainly within the food & staples retailing and beverage industries. The Master LLC’s weighting in the industrials sector decreased, particularly within electrical equipment and aerospace & defense. Exposure to energy also declined, in both the energy equipment & services and oil, gas & consumable fuels industries.

Describe portfolio positioning at period end.

•

As of period end, the Master LLC’s largest sector overweights relative to the Russell 1000® Growth Index were in IT, particularly the internet software & services industry, and health care, with an emphasis on the bio-technology and pharmaceuticals industries. Consumer staples and industrials were the largest underweights.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2015

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

[2]

The Fund invests all of its assets in the Master LLC. The Master LLC invests primarily in the common stock of not less than 25 to not more than 45 companies that Master LLC management believes have strong earnings and revenue growth and capital appreciation potential.

[3]

An unmanaged index that measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values.

Performance Summary for the Period Ended February 28, 2015
		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	12.19%	12.51%	N/A	15.89%	N/A	10.74%	N/A
Investor A	11.83	11.83	5.96%	15.33	14.10%	10.25	9.66%
Investor C	11.15	10.76	9.84	14.39	14.39	9.37	9.37
Russell 1000® Growth Index	8.46	16.24	N/A	17.21	N/A	9.28	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Expenses Paid During the Period[5]	Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,121.90	$5.79	$1,000.00	$1,019.34	$5.51	1.10%
Investor A	$1,000.00	$1,118.30	$7.93	$1,000.00	$1,017.31	$7.55	1.51%
Investor C	$1,000.00	$1,111.50	$11.78	$1,000.00	$1,013.64	$11.23	2.25%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Because the Fund invests significantly in the Master LLC, the expense example reflects the net expenses of both the Fund and the Master LLC in which it invests.

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2015	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Administrator”), the Fund’s administrator, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Administrator is under no obligation to continue waiving or reimbursing its fees after the applicable termination date of such agreement. See Note 3 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on September 1, 2014 and held through February 28, 2015) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2015

Derivative Financial Instruments

The Master LLC may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Master LLC’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Master LLC’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2015	7

Statement of Assets and Liabilities	BlackRock Focus Growth Fund, Inc.

February 28, 2015 (Unaudited)

Assets
Investments at value — Master LLC (cost — $63,584,037)	$80,416,664
Withdrawals receivable from the Master LLC	69,693
Capital shares sold receivable	34,058
Prepaid expenses	34,320

Total assets	80,554,735

Liabilities
Capital shares redeemed payable	103,750
Transfer agent fees payable	62,762
Service and distribution fees payable	26,270
Administration fees payable	15,081
Printing fees payable	15,174
Other affiliates payable	1,685
Officer’s fees payable	37
Other accrued expenses payable	2,598

Total liabilities	227,357

Net Assets	$80,327,378

Net Assets Consist of
Paid-in capital	$61,421,865
Accumulated net investment loss	(442,946)
Undistributed net realized gain allocated from the Master LLC	2,515,832
Net unrealized appreciation/depreciation allocated from the Master LLC	16,832,627

Net Assets	$80,327,378

Net Asset Value
Institutional — Based on net assets of $17,456,477 and 5,361,862 shares outstanding, 100 million shares authorized, $0.10 par value	$3.26

Investor A — Based on net assets of $36,804,194 and 12,057,831 shares outstanding, 100 million shares authorized, $0.10 par value	$3.05

Investor C — Based on net assets of $26,066,707 and 10,006,814 shares outstanding, 300 million shares authorized, $0.10 par value	$2.60

See Notes to Financial Statements.

8	BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2015

Statement of Operations	BlackRock Focus Growth Fund, Inc.

Six Months Ended February 28, 2015 (Unaudited)

Investment Income (Loss)
Net investment income (loss) allocated from the Master LLC:
Dividends — unaffiliated	$179,871
Securities lending — affiliated	579
Dividends — affiliated	288
Expenses	(273,616)
Fees waived	75,692

Total loss	(17,186)

Fund Expenses
Administration	94,094
Service — Investor A	43,594
Service and distribution — Investor C	119,941
Transfer agent — Institutional	10,697
Transfer agent — Investor A	50,408
Transfer agent — Investor C	32,731
Professional	29,827
Registration	23,522
Printing	12,443
Officer	10
Miscellaneous	8,493

Total expenses	425,760

Net investment loss	(442,946)

Realized and Unrealized Gain Allocated from the Master LLC
Net realized gain from investments	3,028,965
Net change in unrealized appreciation/depreciation on investments	5,885,907

Net realized and unrealized gain	8,914,872

Net Increase in Net Assets Resulting from Operations	$8,471,926

See Notes to Financial Statements.

BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2015	9

Statements of Changes in Net Assets	BlackRock Focus Growth Fund, Inc.

Increase (Decrease) in Net Assets:	Six Months Ended February 28, 2015 (Unaudited)	Year Ended August 31, 2014

Operations
Net investment loss	$(442,946)	$(396,567)
Net realized gain	3,028,965	14,102,507
Net change in unrealized appreciation/depreciation	5,885,907	3,112,260

Net increase in net assets resulting from operations	8,471,926	16,818,200

Distributions to Shareholders From[1]
Net realized gain:
Institutional	(2,471,361)	(2,288,797)
Investor A	(5,516,361)	(6,154,373)
Investor C	(4,193,980)	(4,404,994)

Decrease in net assets resulting from distributions to shareholders	(12,181,702)	(12,848,164)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	8,745,546	1,592,539

Net Assets
Total increase in net assets	5,035,770	5,562,575
Beginning of period	75,291,608	69,729,033

End of period	$80,327,378	$75,291,608

Accumulated net investment loss, end of period	$(442,946)	—

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2015

Financial Highlights	BlackRock Focus Growth Fund, Inc.

	Institutional
	Six Months Ended February 28, 2015 (Unaudited)	Year Ended August 31,
		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$3.42	$3.22	$2.88	$2.65	$2.13	$1.96

Net investment income (loss)[1]	(0.01)	0.00 [2]	0.00 [2]	(0.01)	(0.00)[3]	0.01
Net realized and unrealized gain	0.38	0.79	0.34	0.25	0.52	0.16

Net increase from investment operations	0.37	0.79	0.34	0.24	0.52	0.17

Distributions from net realized gain[4]	(0.53)	(0.59)	—	(0.01)	—	—

Net asset value, end of period	$3.26	$3.42	$3.22	$2.88	$2.65	$2.13

Total Return[5]
Based on net asset value	12.19%[6]	26.17%[7]	11.81%	9.16%[8]	24.41%[8]	8.67%[8]

Ratios to Average Net Assets[9]
Total expenses	1.10%[10,11]	1.10%[10]	1.20%[10]	1.22%[10]	0.96%[10]	1.45%

Total expenses after fees waived and/or reimbursed	1.10%[10,11]	1.10%[10]	1.20%[10]	1.22%[10]	0.96%[10]	1.45%

Net investment income (loss)	(0.63)%[10,11]	0.05%[10]	0.00%[10,12]	(0.28)%[10]	(0.02)%[10,13]	0.39%[13]

Supplemental Data
Net assets, end of period (000)	$17,456	$14,733	$13,276	$15,780	$32,783	$6,739

Portfolio turnover of the Master LLC	50%	130%	178%	78%	97%	86%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.005 per share.

[3]	Amount is greater than $(0.005) per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]

Includes a payment from an affiliate to compensate for foregone securities lending revenue which impacted the Fund’s total return. Not including this payment, the Fund’s total return would have been 25.43%.

[8]

Includes a payment received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return is as follows:

	Six Months Ended February 28, 2015 (Unaudited)	Year Ended August 31,
		2014	2013	2012	2011	2010
Total return	—	—	—	8.02%	23.00%	6.12%

[9]	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.

[10]	Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.20%.

[11]	Annualized.

[12]	Less than 0.01%.

[13]

Includes interest on the proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s ratio of net investment income (loss) to average net assets. Not including this interest, the ratio of net investment income (loss) to average net assets would have been (0.14)% for the year ended August 31, 2011 and (0.47)% for the year ended August 31, 2010.

See Notes to Financial Statements.

BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2015	11

Financial Highlights (continued)	BlackRock Focus Growth Fund, Inc.

	Investor A
	Six Months Ended February 28, 2015 (Unaudited)	Year Ended August 31,
		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$3.23	$3.07	$2.75	$2.54	$2.06	$1.90

Net investment loss[1]	(0.02)	(0.01)	(0.01)	(0.02)	(0.01)	(0.00)[2]
Net realized and unrealized gain	0.36	0.74	0.33	0.24	0.49	0.16

Net increase from investment operations	0.34	0.73	0.32	0.22	0.48	0.16

Distributions from net realized gain[3]	(0.52)	(0.57)	—	(0.01)	—	—

Net asset value, end of period	$3.05	$3.23	$3.07	$2.75	$2.54	$2.06

Total Return[4]
Based on net asset value	11.83%[5]	25.43%[6]	11.64%	8.76%[7]	23.30%[7]	8.42%[7]

Ratios to Average Net Assets[8]
Total expenses	1.51%[9,10]	1.49%[9]	1.63%[9]	1.65%[9]	1.45%[9]	1.94%

Total expenses after fees waived and/or reimbursed	1.51%[9,10]	1.49%[9]	1.63%[9]	1.65%[9]	1.45%[9]	1.94%

Net investment loss	(1.03)%[9,10]	(0.35)%[9]	(0.43)%[9]	(0.71)%[9]	(0.54)%[9,11]	(0.18)%[11]

Supplemental Data
Net assets, end of period (000)	$36,804	$36,446	$33,622	$36,614	$45,871	$27,003

Portfolio turnover of the Master LLC	50%	130%	178%	78%	97%	86%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]

Includes a payment from an affiliate to compensate for foregone securities lending revenue which impacted the Fund’s total return. Not including this payment, the Fund’s total return would have been 24.65%.

[7]

Includes a payment received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return is as follows:

	Six Months Ended February 28, 2015 (Unaudited)	Year Ended August 31,
		2014	2013	2012	2011	2010
Total return	—	—	—	7.58%	21.36%	5.79%

[8]	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment loss.

[9]	Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.20%.

[10]	Annualized.

[11]

Includes interest on the proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s ratio of net investment loss to average net assets. Not including this interest, the ratio of net investment loss to average net assets would have been (0.63)% for the year ended August 31, 2011 and (1.00)% for the year ended August 31, 2010.

See Notes to Financial Statements.

12	BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2015

Financial Highlights (concluded)	BlackRock Focus Growth Fund, Inc.

	Investor C
	Six Months Ended February 28, 2015 (Unaudited)	Year Ended August 31,
		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$2.83	$2.74	$2.48	$2.31	$1.88	$1.75

Net investment loss[1]	(0.02)	(0.03)	(0.03)	(0.03)	(0.03)	(0.02)
Net realized and unrealized gain	0.30	0.67	0.29	0.21	0.46	0.15

Net increase from investment operations	0.28	0.64	0.26	0.18	0.43	0.13

Distributions from net realized gain[2]	(0.51)	(0.55)	—	(0.01)	—	—

Net asset value, end of period	$2.60	$2.83	$2.74	$2.48	$2.31	$1.88

Total Return[3]
Based on net asset value	11.15%[4]	24.76%[5]	10.48%	7.90%[6]	22.87%[6]	7.43%[6]

Ratios to Average Net Assets[7]
Total expenses	2.25%[8,9]	2.24%[8]	2.37%[8]	2.40%[8]	2.23%[8]	2.78%

Total expenses after fees waived and/or reimbursed	2.25%[8,9]	2.24%[8]	2.37%[8]	2.40%[8]	2.23%[8]	2.78%

Net investment loss	(1.76)%[8,9]	(1.09)%[8]	(1.17)%[8]	(1.47)%[8]	(1.33)%[8,10]	(1.02)%[10]

Supplemental Data
Net assets, end of period (000)	$26,067	$24,113	$22,831	$25,554	$28,132	$15,758

Portfolio turnover of the Master LLC	50%	130%	178%	78%	97%	86%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]

Includes a payment from an affiliate to compensate for foregone securities lending revenue which impacted the Fund’s total return. Not including this payment, the Fund’s total return would have been 23.88%.

[6]

Includes a payment received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return is as follows:

	Six Months Ended February 28, 2015 (Unaudited)	Year Ended August 31,
		2014	2013	2012	2011	2010
Total return	—	—	—	6.60%	20.74%	4.57%

[7]	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.

[8]	Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.20%.

[9]	Annualized.

[10]

Includes interest on the proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s ratio of net investment loss to average net assets. Not including this interest, the ratio of net investment loss to average net assets would have been (1.42)% for the year ended August 31, 2011 and (1.84)% for the year ended August 31, 2010.

See Notes to Financial Statements.

BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2015	13

Notes to Financial Statements (Unaudited)	BlackRock Focus Growth Fund, Inc.

1. Organization:

BlackRock Focus Growth Fund Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. The Fund is organized as a Maryland corporation. The Fund seeks to achieve its investment objective by investing all of its assets in BlackRock Master Focus Growth LLC (the “Master LLC”), an affiliate of the Fund, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master LLC reflects the Fund’s proportionate interest in the net assets of the Master LLC. The performance of the Fund is directly affected by the performance of the Master LLC. At February 28, 2015, the percentage of the Master LLC owned by the Fund was 100%. The financial statements of the Master LLC, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that each bears certain expenses related to shareholder servicing, expenses related to the distribution, and may have a conversion privilege as outlined below. Institutional Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. The Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures. The Board of Directors of the Fund and the Board of Directors of the Master LLC are referred to throughout this report as the “Board of Directors” or the “Board” and the members are referred to as “Directors”.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional	No	No	None
Investor A Shares	Yes	No1	None
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the report date). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Master LLC at fair value based on the Fund’s proportionate interest in the net assets of the Master LLC. Valuation of securities held by the Master LLC is discussed in Note 2 of the Master LLC’s Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master LLC are accounted on a trade date basis. The Fund records daily its proportionate share of the Master LLC’s income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Fund entered into an Administration Agreement with BlackRock Advisors, LLC, (the “Administrator”), an indirect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the

14	BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2015

Notes to Financial Statements (continued)	BlackRock Focus Growth Fund, Inc.

Administrator a monthly fee at an annual rate of 0.25% of the average daily value of the Fund’s net assets. The Fund does not pay an investment advisory fee or investment management fee. The Administrator contractually agreed to waive the administration fees of the Fund and/or the investment advisory fees of the Master LLC, as necessary, to reduce the sum of the administration fee (as a percentage of the average daily net assets of the Fund) and the investment advisory fee (as a percentage of the daily net assets of the Master LLC) by 0.20%. The Administrator has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to January 1, 2016 unless approved by the Board, including a majority of the independent directors.

The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A and Investor C shareholders.

The Administrator maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended February 28, 2015, the Fund reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$83
Investor A	$1,249
Investor C	$691

The Administrator contractually agreed to waive or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of daily net assets is as follows: 2.00% for Institutional, 2.25% for Investor A, and 3.00% for Investor C. The Administrator has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to January 1, 2016, unless approved by the Board, including a majority of the Independent Directors.

For the six months ended February 28, 2015, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares which totaled $2,507.

For the six months ended February 28, 2015, affiliates received CDSCs as follows:

Investor C	$157

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in officer in the Statement of Operations.

4. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended August 31, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of February 28, 2015 and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2015	15

Notes to Financial Statements (concluded)	BlackRock Focus Growth Fund, Inc.

5. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended February 28, 2015		Year Ended August 31, 2014
	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,137,519	$3,700,775	863,490	$2,882,928
Shares issued in reinvestment of distributions	717,565	2,152,693	638,167	2,010,225
Shares redeemed	(799,574)	(2,604,508)	(1,319,160)	(4,407,371)

Net increase	1,055,510	$3,248,960	182,497	$485,782

Investor A
Shares sold	891,076	$2,772,302	1,959,760	$6,227,471
Shares issued in reinvestment of distributions	1,791,559	5,052,234	1,866,388	5,580,456
Shares redeemed	(1,894,538)	(5,870,571)	(3,520,302)	(11,029,522)

Net increase	788,097	$1,953,965	305,846	$778,405

Investor C
Shares sold	918,930	$2,402,977	1,060,158	$2,982,275
Shares issued in reinvestment of distributions	1,577,664	3,802,218	1,510,387	3,972,278
Shares redeemed	(1,012,305)	(2,662,574)	(2,384,989)	(6,626,201)

Net increase	1,484,289	$3,542,621	185,556	$328,352

Total Net Increase	3,327,896	$8,745,546	673,899	$1,592,539

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

16	BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2015

Portfolio Information	Master Focus Growth LLC

As of February 28, 2015

Ten Largest Holdings	Percent of Long-Term Investments

Apple Inc.	6%
Visa, Inc., Class A	5
United Therapeutics Corp.	5
Facebook, Inc., Class A	4
Union Pacific Corp.	4
TripAdvisor, Inc.	3
LinkedIn Corp., Class A	3
Netflix, Inc.	3
AbbVie, Inc.	3
Salesforce.com, Inc.	3

Sector Allocation	Percent of Long-Term Investments

Information Technology	42%
Health Care	24
Consumer Discretionary	23
Industrials	5
Financials	2
Consumer Staples	2
Energy	2

For Master LLC compliance purposes, the Master LLC’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2015	17

Schedule of Investments February 28, 2015 (Unaudited)	Master Focus Growth LLC
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Airlines — 1.4%
Spirit Airlines, Inc. (a)	14,645	$1,139,088
Auto Components — 1.1%
Delphi Automotive PLC	11,260	887,738
Beverages — 1.1%
Constellation Brands, Inc., Class A (a)	7,772	891,604
Biotechnology — 9.6%
Gilead Sciences, Inc. (a)	6,268	648,926
Regeneron Pharmaceuticals, Inc. (a)	2,673	1,106,194
United Therapeutics Corp. (a)	22,995	3,565,375
Vertex Pharmaceuticals, Inc. (a)	20,442	2,441,388

		7,761,883
Consumer Finance — 1.4%
Discover Financial Services	17,861	1,089,164
Diversified Financial Services — 1.0%
JPMorgan Chase & Co.	13,172	807,180
Food & Staples Retailing — 1.2%
Whole Foods Market, Inc.	17,311	977,898
Health Care Providers & Services — 5.7%
Express Scripts Holding Co. (a)	26,800	2,272,372
Humana, Inc.	8,056	1,324,245
UnitedHealth Group, Inc.	8,365	950,515

		4,547,132
Hotels, Restaurants & Leisure — 1.3%
Wynn Resorts Ltd.	7,186	1,024,005
Internet & Catalog Retail — 6.5%
Netflix, Inc. (a)	5,446	2,586,360
TripAdvisor, Inc. (a)	29,531	2,635,642

		5,222,002
Internet Software & Services — 17.8%
Alibaba Group Holding Ltd. — ADR (a)	12,634	1,075,406
Baidu, Inc. — ADR (a)	11,757	2,395,489
Facebook, Inc., Class A (a)	43,156	3,408,029
Google, Inc., Class A (a)	3,765	2,118,302
LinkedIn Corp., Class A (a)	9,785	2,614,552
Tencent Holdings Ltd.	80,800	1,409,778
Yahoo!, Inc. (a)	28,457	1,260,076

		14,281,632
IT Services — 6.8%
Alliance Data Systems Corp. (a)	6,628	1,845,964
Visa, Inc., Class A	13,255	3,596,214

		5,442,178
Media — 7.8%
Liberty Global PLC, Class A (a)	41,291	2,232,192
The Madison Square Garden Co., Class A (a)	20,720	1,623,412
Twenty-First Century Fox, Inc., Class A	69,950	2,448,250

		6,303,854

Common Stocks	Shares	Value
Multiline Retail — 2.7%
Dollar General Corp. (a)	30,094	$2,185,426
Oil, Gas & Consumable Fuels — 1.5%
Concho Resources, Inc. (a)	10,911	1,188,426
Pharmaceuticals — 7.9%
AbbVie, Inc.	40,928	2,476,144
Actavis PLC (a)	8,230	2,397,893
Perrigo Co. PLC	9,699	1,498,205

		6,372,242
Road & Rail — 3.8%
Union Pacific Corp.	25,450	3,060,617
Software — 7.2%
Oracle Corp.	35,327	1,548,029
Salesforce.com, Inc. (a)	35,538	2,465,627
Splunk, Inc. (a)	13,060	878,285
Workday, Inc., Class A (a)	10,937	935,114

		5,827,055
Specialty Retail — 2.4%
The Home Depot, Inc.	15,931	1,828,082
Restoration Hardware Holdings, Inc. (a)	812	71,537

		1,899,619
Technology Hardware, Storage & Peripherals — 5.6%
Apple Inc.	34,911	4,484,667
Textiles, Apparel & Luxury Goods — 1.3%
lululemon athletica, Inc. (a)	15,843	1,084,295
Total Common Stocks — 95.1%		76,477,705

Preferred Stocks
Internet Software & Services — 2.7%
Uber Technologies, Inc., Series D (Acquired 6/10/14, cost $999,102) (a)(b)	64,404	2,145,780
Software — 1.1%
Palantir Technologies, Inc., Series I (Acquired 2/07/14, cost $598,061) (a)(b)	97,563	867,335
Total Preferred Stocks — 3.8%		3,013,115
Total Long-Term Investments (Cost — $62,658,163) — 98.9%		79,490,820

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.05% (c)(d)	740,704	740,704
Total Short-Term Securities (Cost — $740,704) — 0.9%		740,704

Portfolio Abbreviation
ADR	American Depositary Receipts

See Notes to Financial Statements.

18	BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2015

Schedule of Investments (continued)	Master Focus Growth LLC
(Percentages shown are based on Net Assets)

Value
Total Investments (Cost — $63,398,867) — 99.8%	$80,231,524
Other Assets Less Liabilities — 0.2%	185,140

Net Assets — 100.0%	$80,416,664

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Restricted security as to resale. As of report date, the Master LLC held restricted securities with a current value of $3,013,115 and an original cost of $1,597,163 which was 3.8% of its net assets.

(c)	Represents the current yield as of report date.

(d)	During the six months ended February 28, 2015, investments in issuers considered to be an affiliate of the Master LLC for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2014	Net Activity	Shares Held at February 28, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	82,217	658,487	740,704	$288
BlackRock Liquidity Series, LLC Money Market Series	—	—	—	$579

•

For Master LLC compliance purposes, the Master LLC’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Master LLC has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master LLC’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master LLC’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Master LLC’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2015	19

Schedule of Investments (continued)	Master Focus Growth LLC

As of February 28, 2015, the following table summarizes the Master LLC’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Airlines	$1,139,088	—	—	$1,139,088
Auto Components	887,738	—	—	887,738
Beverages	891,604	—	—	891,604
Biotechnology	7,761,883	—	—	7,761,883
Consumer Finance	1,089,164	—	—	1,089,164
Diversified Financial Services	807,180	—	—	807,180
Food & Staples Retailing	977,898	—	—	977,898
Health Care Providers & Services	4,547,132	—	—	4,547,132
Hotels, Restaurants & Leisure	1,024,005	—	—	1,024,005
Internet & Catalog Retail	5,222,002	—	—	5,222,002
Internet Software & Services	12,871,854	$1,409,778	—	14,281,632
IT Services	5,442,178	—	—	5,442,178
Media	6,303,854	—	—	6,303,854
Multiline Retail	2,185,426	—	—	2,185,426
Oil, Gas & Consumable Fuels	1,188,426	—	—	1,188,426
Pharmaceuticals	6,372,242	—	—	6,372,242
Road & Rail	3,060,617	—	—	3,060,617
Software	5,827,055	—	—	5,827,055
Specialty Retail	1,899,619	—	—	1,899,619
Technology Hardware, Storage & Peripherals	4,484,667	—	—	4,484,667
Textiles, Apparel & Luxury Goods	1,084,295	—	—	1,084,295
Preferred Securities:
Internet Software & Services	—	—	$2,145,780	2,145,780
Software	—	—	867,335	867,335
Short-Term Securities	740,704	—	—	740,704

Total	$75,808,631	$1,409,778	$3,013,115	$80,231,524

During the six months ended February 28, 2015, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Master LLC had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Securities	Total
Assets:
Opening balance, as of August 31, 2014	$859,112	$1,597,163	$2,456,275
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation/depreciation[1,2]	—	1,415,952	1,415,952
Purchases	—	—	—
Sales	(859,112)		(859,112)
Closing balance, as of February 28, 2015	—	$3,013,115	$3,013,115

Net change in unrealized appreciation/depreciation on investments still held at February 28, 2015[2]	—	$1,415,952	$1,415,952

[1]	Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations.

[2]

Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments still held at February 28, 2015 is generally due to investments no longer held or categorized as Level 3 at period end.

See Notes to Financial Statements.

20	BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2015

Schedule of Investments (concluded)	Master Focus Growth LLC

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Master LLC’s Level 3 investments as of February 28, 2015.

	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs Utilized
Assets:
Preferred Stocks[1]	$2,145,780	Probability-Weighted Expected Return Model	Years to IPO[2] IPO Exit Probability[3] Discount Rate[2] Margin[3] Revenue Multiple[3] Projected Gross Revenue[3]	1-3 90.00 20.11 20.00 10.0x-15.0x $20-$45	% % % [4]
	867,335	Probability-Weighted Expected Return Model	Years to IPO[2] Discount Rate[2] IPO Exit Probability[3] Revenue Multiple[3] Projected Gross Revenue[3]	1.5-3 20.22 95.00 14.0x-16.0x $1-$2.5	% % [4]
Total	$3,013,115

[1]

For the period ended February 28, 2015, the valuation technique for certain investments classified as preferred stocks changed to a Probability-Weighted Expected Return Model. The investments were previously valued utilizing a market comparable company approach. A Probability-Weighted Expected Return Model was considered to be a more relevant measure of fair value for these investments which leverages the most recent equity raise pre-money valuation.

[2]	Decrease in unobservable input may result in a significant increase to value, while an increase in unobservable input may result in a significant decrease to value.

[3]	Increase in unobservable input may result in a significant increase to value, while a decrease in unobservable input may result in a significant decrease to value.

[4]	Amount is stated in billions.

See Notes to Financial Statements.

BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2015	21

Statement of Assets and Liabilities	Master Focus Growth LLC

February 28, 2015 (Unaudited)

Assets
Investments at value — unaffiliated (cost — $62,658,163)	$79,490,820
Investments at value — affiliated (cost — $740,704)	740,704
Investments sold receivable	1,023,676
Dividends receivable — unaffiliated	24,429
Dividends receivable — affiliated	74
Prepaid expenses	355

Total assets	81,280,058

Liabilities
Investments purchased payable	734,247
Withdrawals payable to investors	69,693
Investment advisory fees payable	24,615
Directors’ fees payable	2,978
Other affiliates payable	344
Other accrued expenses payable	31,517

Total liabilities	863,394

Net Assets	$80,416,664

Net Assets Consist of
Investors’ capital	$63,584,037
Net unrealized appreciation/depreciation	16,832,627

Net Assets	$80,416,664

See Notes to Financial Statements.

22	BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2015

Statement of Operations	Master Focus Growth LLC

Six Months Ended February 28, 2015 (Unaudited)

Investment Income
Dividends — unaffiliated	$179,871
Securities lending — affiliated — net	579
Dividends — affiliated	288

Total income	180,738

Expenses
Investment advisory	226,185
Accounting services	13,413
Professional	12,925
Directors	8,853
Custodian	7,535
Printing	1,479
Miscellaneous	3,226

Total expenses	273,616
Less fees waived by Manager	(75,692)

Total expenses after fees waived	197,924

Net investment loss	(17,186)

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments	3,026,876
Foreign currency transactions	2,089

3,028,965

Net change in unrealized appreciation/depreciation on:
Investments	5,885,937
Foreign currency translations	(30)

5,885,907

Net realized and unrealized gain	8,914,872

Net Increase in Net Assets Resulting from Operations	$8,897,686

See Notes to Financial Statements.

BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2015	23

Statements of Changes in Net Assets	Master Focus Growth LLC

Increase (Decrease) in Net Assets:	Six Months Ended February 28, 2015 (Unaudited)	Year Ended August 31, 2014

Operations
Net investment income (loss)	$(17,186)	$467,817
Net realized gain	3,028,965	14,102,507
Net change in unrealized appreciation/depreciation	5,885,907	3,112,260

Net increase in net assets resulting from operations	8,897,686	17,682,584

Capital Transactions
Proceeds from contributions	8,876,054	12,092,674
Value of withdrawals	(12,752,029)	(24,248,598)

Net decrease in net assets derived from capital transactions	(3,875,975)	(12,155,924)

Net Assets
Total increase in net assets	5,021,711	5,526,660
Beginning of period	75,394,953	69,868,293

End of period	$80,416,664	$75,394,953

Financial Highlights	Master Focus Growth LLC

	Six Months Ended February 28, 2015 (Unaudited)	Year Ended August 31,
		2014	2013	2012	2011	2010
Total Return
Total return	12.48%[1]	26.75%[2]	12.45%	9.80%[3]	24.90%[3]	9.45%[3]

Ratios to Average Net Assets
Total expenses	0.73%[4]	0.74%	0.76%	0.76%	0.68%	0.86%

Total expenses after fees waived	0.53%[4]	0.54%	0.56%	0.56%	0.48%	0.66%

Net investment income	(0.05)%[4]	0.61%	0.65%	0.38%	0.44%[5]	1.12%[5]

Supplemental Data
Net assets, end of period (000)	$80,417	$75,395	$69,868	$78,815	$108,508	$51,525

Portfolio turnover	50%	130%	178%	78%	97%	86%

[1]	Aggregate total return.

[2]

Includes a payment from an affiliate to compensate for foregone securities lending revenue which impacted the Master LLC’s total return. Not including this payment, the Master LLC’s total return would have been 26.01%.

[3]

Includes a payment received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Master LLC’s total return is as follows:

	Six Months Ended February 28, 2015 (Unaudited)	Year Ended August 31,
		2014	2013	2012	2011	2010
Total return	—	—	—	8.66%	23.49%	6.90%

[4]	Annualized.

[5]

Includes interest on the proceeds received from a settlement of litigation, which impacted the Master LLC’s ratio of net investment income (loss) to average net assets. Not including this interest, the Master LLC’s ratio of net investment income (loss) to average net assets would have been 0.34% for the year ended August 31, 2011 and 0.29% for the year ended August 31, 2010.

See Notes to Financial Statements.

24	BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2015

Notes to Financial Statements (Unaudited)	Master Focus Growth LLC

1. Organization:

Master Focus Growth LLC (the “Master LLC”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. The Master LLC is organized as a Delaware limited liability company. The Limited Liability Company Agreement of the Master LLC permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations.

The Master LLC, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The Master LLC’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master LLC is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Master LLC:

Valuation: The Master LLC’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting period falls on a day the NYSE is closed, investments are valued at fair value as of the report date). U.S. GAAP defines fair value as the price the Master LLC would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master LLC determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master LLC for all financial instruments.

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Investments in open-end registered investment companies are valued at NAV each business day.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master LLC might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Master LLC’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2015	25

Notes to Financial Statements (continued)	Master Focus Growth LLC

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Master LLC’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Investments and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Master LLC uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Master LLC’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Master LLC’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Master LLC does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Master LLC reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes. The Master LLC has elected to treat realized gains (losses) from certain forward foreign currency exchange contracts as capital gain (loss) for federal income tax purposes.

Segregation and Collateralization: In cases where the Master LLC enters into certain investments (e.g., forward foreign currency exchange contracts) that would be “senior securities” for 1940 Act purposes, the Master LLC may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Master LLC’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master LLC may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master LLC is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Master LLC’s financial statement disclosures.

Other: Expenses directly related to the Master LLC are charged to the Master LLC. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Master LLC has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Preferred Stock: The Master LLC may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security

26	BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2015

Notes to Financial Statements (continued)	Master Focus Growth LLC

with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Master LLC may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master LLC collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Master LLC is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master LLC and any additional required collateral is delivered to the Master LLC on the next business day. During the term of the loan, the Master LLC is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of February 28, 2015, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master LLC under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master LLC, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Master LLC can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master LLC benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master LLC could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments:

The Master LLC engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master LLC and/or to economically hedge its exposure to certain risks such as foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Forward Foreign Currency Exchange Contracts: The Master LLC enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Master LLC, help to manage the overall exposure to the currencies in which some of the investments held by the Master LLC are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Master LLC as an unrealized gain or loss. When the contract is closed, the Master LLC records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2015	27

Notes to Financial Statements (continued)	Master Focus Growth LLC

The following is a summary of the Master LLC’s derivative financial instruments categorized by risk exposure:

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended February 28, 2015
Net Realized Gain From
Foreign currency exchange contracts:
Foreign currency transactions	$3,790

For the six months ended February 28, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$522,545	[1]
Average amounts sold — in USD	$518,754	[1]

[1]	Actual contract amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter end.

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Master LLC’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Master LLC.

In order to better define its contractual rights and to secure rights that will help the Master LLC mitigate its counterparty risk, the Master LLC may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Master LLC and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Master LLC may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Master LLC’s net assets decline by a stated percentage or the Master LLC fails to meet the terms of its ISDA Master Agreements. The result would cause the Master LLC to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Master LLC and the counterparty.

Cash collateral that has been pledged to cover obligations of the Master LLC and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Master LLC, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Master LLC. Any additional required collateral is delivered to/pledged by the Master LLC on the next business day. Typically, the Master LLC and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Master LLC from its counterparties are not fully collateralized, the Master LLC bears the risk of loss from counterparty non-performance. Likewise, to the extent the Master LLC has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Master LLC bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Master LLC entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (“the Manager”), the Master LLC’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Master LLC’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Master LLC. For such services, the Master LLC pays the Manager a monthly fee based on a percentage of the Master LLC’s average daily net assets at the following annual rates:

28	BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2015

Notes to Financial Statements (continued)	Master Focus Growth LLC

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.60%
$1 Billion - $3 Billion	0.56%
$3 Billion - $5 Billion	0.54%
$5 Billion - $10 Billion	0.52%
Greater than $10 Billion	0.51%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master LLC pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Master LLC’s investment in other affiliated investment companies, if any. This amount is included in fees waived by Manager in the Statement of Operations. For the six months ended February 28, 2015, the amount waived was $297.

For the six months ended February 28, 2015, the Master LLC reimbursed the Manager $380 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager contractually agreed to waive the administration fees of BlackRock Focus Growth Fund, Inc. (“Focus Growth”) and/or the investment advisory fees of the Master LLC, as necessary to reduce the sum of the administration fee (as a percentage of the average daily net assets of Focus Growth) and investment advisory fee (as a percentage of the average daily net assets of the Master LLC) by 0.20%. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to January 1, 2016 unless approved by the Board, including a majority of the independent directors. For the six months ended February 28, 2015, the Master LLC waived $75,395, which is included in fees waived by Manager in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses of Focus Growth and/or the Master LLC in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of daily net assets is as follows: 2.00% for Institutional, 2.25% for Investor A, and 3.00% for Investor C. The Administrator has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to January 1, 2016, unless approved by the Board, including a majority of the Independent Directors. For the six months ended February 28, 2015, the Master LLC had no fees waived or reimbursed to limit the expenses of Focus Growth.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Master LLC, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Master LLC is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Master LLC.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Master LLC retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2015, the Master LLC retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Master LLC, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

For the period February 1, 2014 through December 31, 2014, the Master LLC retained 70% (75% commencing on the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in the calendar year 2014 exceeded a specified threshold and for the remainder of that calendar year) of securities lending income, and this amount retained could never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Master LLC is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended February 28, 2015, the Master LLC paid BIM $190 for securities lending agent services.

BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2015	29

Notes to Financial Statements (continued)	Master Focus Growth LLC

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

The Master LLC may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the year ended February 28, 2015, the sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act was $316,164.

6. Purchases and Sales:

For the six months ended February 28, 2015, purchases and sales of investments, excluding short-term securities, were $37,762,059 and $42,659,736, respectively.

7. Income Tax Information:

The Master LLC is disregarded as an entity separate from its owner for tax purposes. As such, the owner of the Master LLC is treated as the owner of the net assets, income, expenses and realized and unrealized gains and losses of the Master LLC. Therefore, no federal income tax provision is required. It is intended that the Master LLC’s assets will be managed so the owner of the Master LLC can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master LLC files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master LLC’s U.S. federal tax returns remains open for each of the four years ended August 31, 2014. The statutes of limitations on the Master LLC’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master LLC as of February 28, 2015, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Master LLC’s financial statements.

As of February 28, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$63,459,498

Gross unrealized appreciation	$16,813,763
Gross unrealized depreciation	(41,737)

Net unrealized appreciation	$16,772,026

8. Bank Borrowings:

The Master LLC, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), was a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Master LLC may borrow to fund shareholder redemptions. Excluding commitments designated for a certain individual fund, the Participating Funds, including the Master LLC, could borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. Effective November 25, 2014, the credit agreement was amended to an aggregate commitment amount of $2.1 billion, of which the Participating Funds, including the Master LLC, can borrow up to $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The agreement terminates on April 23, 2015, unless otherwise extended to November 24, 2015 or renewed for a period of 364 days from April 23, 2015. The amended agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended February 28, 2015, the Master LLC did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Master LLC invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master LLC may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master LLC; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Master LLC may be exposed to counterparty credit risk, or the risk that an entity with which the Master LLC has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master LLC manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial

30	BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2015

Notes to Financial Statements (concluded)	Master Focus Growth LLC

stability of those counterparties. Financial assets, which potentially expose the Master LLC to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master LLC’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master LLC.

As of February 28, 2015, the Master LLC invested a significant portion of its assets in securities in the information technology, health care and consumer discretionary sectors. Changes in economic conditions affecting such sectors would have a greater impact on the Master LLC and could affect the value, income and/or liquidity of positions in such securities.

10. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master LLC through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2015	31

Officers and Directors

Robert M. Hernandez, Chairman of the Board and Director

Fred G. Weiss, Vice Chairman of the Board and Director

James H. Bodurtha, Director

Bruce R. Bond, Director

Donald W. Burton, Director

Honorable Stuart E. Eizenstat, Director

Robert Fairbairn, Director

Kenneth A. Froot, Director

Henry Gabbay, Director

John F. O’Brien, Director

Roberta Cooper Ramo, Director

David H. Walsh, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer and Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective September 10, 2014, Brendan Kyne resigned as a Vice President of the Fund/Master LLC and Jennifer McGovern became a Vice President of the Fund/Master LLC.

Effective December 31, 2014, Paul L. Audet and Laurence D. Fink resigned as Directors of the Fund/Master LLC. Effective January 1, 2015, Robert Fairbairn and John M. Perlowski were appointed to serve as Directors of the Fund/Master LLC.

Effective March 1, 2015, Charles Park resigned as Anti-Money Laundering Compliance Officer of the Fund/Master LLC and Fernanda Piedra became Anti-Money Laundering Compliance Officer of the Fund/Master LLC.

Investment Advisor and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103

32	BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2015

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master LLC files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master LLC’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Master LLC’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master LLC use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master LLC voted proxies relating to securities held in the Fund’s/Master LLC’s portfolios during the most recent 12-month period ended June 30 is available, upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2015	33

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safe-guarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

34	BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2015

This report is intended for current shareholders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

FG-2/15-SAR

Item 2	–	Code of Ethics – Not Applicable to this semi-annual report

Item 3	–	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4	–	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5	–	Audit Committee of Listed Registrants – Not Applicable

Item 6	–	Investments
(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10	–	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11	–	Controls and Procedures

(a) – The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12	–	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Focus Growth Fund, Inc. and Master Focus Growth LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Focus Growth Fund, Inc. and Master Focus Growth LLC

Date: May 1, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Focus Growth Fund, Inc. and Master Focus Growth LLC

Date: May 1, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Focus Growth Fund, Inc. and Master Focus Growth LLC

Date: May 1, 2015

4